                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.
1350),  the  undersigned,  James Weber,  Chief  Financial  Officer oF FalconStor
Software, Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

     The  Quarterly  Report on Form 10-Q for the quarter ended March 31, 2005 of the Company (the  "Report")  fully  complies with the  requirements  of Sections
13(a) and 15(d) of the  Securities  Exchange  Act of 1934,  and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/  James Weber
                                             ------------------------------
                                             James Weber
                                             Chief Financial Officer
                                             May 10, 2005